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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Registration Statement on Form S-4 (No. 333-45936) of Caldera International, Inc. of our report dated February 9, 2001 relating to the financial statements of The Server and Professional Services Groups, which is incorporated by reference in the Current Report on Form 8-K of Caldera International, Inc. dated May 14, 2001.

PricewaterhouseCoopers LLP



San Jose, California
May 11, 2001